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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 1998

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                              ROHN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-08009              36-3060977
 (State or other jurisdiction of    (Commission File         (IRS Employer
 incorporation or organization)          Number)          Identification No.)


                              6718 WEST PLANK ROAD
                             PEORIA, ILLINOIS 61604
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (309) 697-4400


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ITEM 5.  OTHER EVENTS.

         On December 22, 1998, ROHN Industries, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with PiRod Holdings, Inc., a Delaware corporation ("PiRod"), pursuant to which PiRod will merge with and into the Company (the "Merger"), with the Company as the surviving corporation.

         The Merger Agreement, which was unanimously approved by the boards of both companies, also provides for the conversion of up to 52.5 percent of the outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company into the right to receive $3.78 per share in cash. If the holders of more than the permitted number of shares of Common Stock elect cash, the cash will be issued proportionately to those stockholders, who will retain the balance of their shares. The outstanding shares of PiRod common stock will be converted into a total of approximately 7.9 million shares of the Company's Common Stock.

         The transaction will be financed by the Company and will consist of approximately $166.5 million of new senior indebtedness. Approximately $61.3 million of such financing will be used to repay existing indebtedness of the Company and PiRod. Following the Merger, it is expected that existing stockholders of the Company and PiRod will own approximately 76% and 24%, respectively, of the outstanding shares of Common Stock of the Company.

         The transaction is conditioned upon stockholder and regulatory approval, including expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and other customary closing conditions. The Merger Agreement also provides for the payment of a termination fee by the Company or PiRod under certain conditions. The Company anticipates that the Merger will be consummated on or about March 15, 1999.

         In connection with the execution of the Merger Agreement, the UNR Asbestos-Disease Claims Trust (the "Trust"), the majority stockholder of the Company, entered into a Trust Voting Agreement with PiRod, pursuant to which the Trust agreed, among other things, to vote its shares of Common Stock in favor of the Merger and approval and adoption of the Merger Agreement.

         Certain stockholders of PiRod (the "PiRod Stockholders"), representing 55.0% of the outstanding capital stock of PiRod, entered into a PiRod Shareholders Voting Agreement (the "PiRod Voting Agreement") with the Company, pursuant to which the PiRod Stockholders agreed, among other things, to vote their shares of PiRod common stock in favor of the merger and approval and adoption of the Merger Agreement.

         Also in connection with the Merger Agreement, a Stockholders Agreement dated as of December 22, 1998 (the "Stockholders Agreement") was entered into among the Company, the Trust, the PiRod Stockholders and PH, Inc., a stockholder of PiRod, pursuant to which such parties established certain rights and obligations concerning their relationship with each other from and after the Merger. The parties agreed that as of the effective time of the Merger, the Trust shall have the right to designate four individuals, and the PiRod Stockholders shall have the right to designate two individuals, to serve on the Company's Board of Directors. The remaining directors shall consist of Brian Pemberton, the President and Chief Executive Officer of the Company, and Myron Noble, the President of PiRod, and two independent directors. Each party to the Stockholders Agreement agreed with that it would vote for the election of the individuals nominated in accordance with the Stockholders Agreement.

         The foregoing description of certain terms of the Merger Agreement, the PiRod Voting Agreement and the Stockholders Agreement is qualified in its entirety by reference to the Merger Agreement, the PiRod Voting Agreement and the Stockholders Agreement, copies of which are attached as Exhibits to this report and are incorporated herein by reference.

         Note: Forward-looking statements included in this Report with respect to the Merger are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those set forth in such statements. Such risks and uncertainties include, without limitation: the possible inability of the Company and PiRod to complete the Merger as scheduled, if at all, and those associated with the ability of the combined company to successfully integrate the operations of PiRod following the Merger; unanticipated negative results of litigation, governmental proceedings or environmental matters; the sensitivity of the companies' businesses to economic conditions and competition; and other risks and uncertainties as may be detailed from time to time in the Company's public announcements and Securities and Exchange Commission filings.

ITEM 7.   EXHIBITS

  NUMBER   DESCRIPTION
  ------   -----------
   99.1    Agreement and Plan of Merger dated as of December 22, 1998 by and between ROHN Industries, Inc. and PiRod Holdings, Inc.

   99.2 PiRod Shareholders Voting Agreement, dated as of December 22, 1998 by and between ROHN Industries, Inc. and the stockholders of PiRod
           Holdings, Inc.

   99.3    Stockholders Agreement, dated as of December 22, 1998 among ROHN
           Industries, Inc., the UNR Asbestos-Disease Claims Trust, Bain Capital
           Fund V, L.P., Bain Capital Fund V-B, L.P., BCIP Trust Associates,
           L.P., Bain Capital V Mezzanine Fund, L.P., BCM Capital Partners, L.P.
           BCIP Associates, and PH, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ROHN INDUSTRIES, INC.



                                     By:   /s/ Brian B. Pemberton
                                         -------------------------------------
                                         Brian B. Pemberton
                                         President and Chief Executive Officer
Dated:   December 28, 1998

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                              ROHN INDUSTRIES, INC.

                                  EXHIBIT INDEX

Exhibit
Number                              Description of Exhibit
-------                             ----------------------
 99.1    Agreement and Plan of Merger dated as of December 22, 1998 by and between ROHN Industries, Inc. and PiRod Holdings, Inc.

 99.2 PiRod Shareholders Voting Agreement, dated as of December 22, 1998 by and between ROHN Industries, Inc. and the stockholders of PiRod
         Holdings, Inc.

 99.3    Stockholders Agreement, dated as of December 22, 1998 among ROHN
         Industries, Inc., the UNR Asbestos-Disease Claims Trust, Bain Capital Fund
         V, L.P., Bain Capital Fund V-B, L.P., BCIP Trust Associates, L.P., Bain
         Capital V Mezzanine Fund, L.P., BCM Capital Partners, L.P. BCIP Associates,
         and PH, Inc.